Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the quarterly report of Homie Recipes, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jose Mari C. Chin, Chief Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2017

By: /s/ Jose Mari C. Chin

Jose Mari C. Chin

President, Chief Executive Officer,

Chief Financial Officer, Secretary, Treasurer and Director

(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)